ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Columbia Small Cap Value Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Dear Allianz Life or Allianz Life of New York Variable Contract Owner:

The Board of Trustees of the AZL Columbia Small Cap Value Fund (the “Acquired Fund”), a series of the Allianz Variable Insurance Products Trust (the “Trust”), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL Federated Clover Small Value Fund (the “Acquiring Fund”), which is another series of the Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, your contract is funded by shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being recommended primarily because the Acquired Fund has experienced persistent relative underperformance in recent years. Although past performance is no guarantee of future results, the Acquiring Fund has exhibited relatively better long-term investment performance.

THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund’s shareholders, including, but not limited to, the following:

•	The similarity in investment objectives and strategies between the Funds;
•	The expectation that the reorganization will reduce overall expenses for shareholders of the Acquired Fund; and
•	The expectation that the reorganization will have no federal income tax consequences for contract owners.
If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. To accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization with respect to the Acquired Fund.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that fund your contract by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

Sincerely,

Brian Muench
Chairman and President
Allianz Variable Insurance Products Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

PROXY STATEMENT/PROSPECTUS Q&A

THE FOLLOWING IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL COLUMBIA SMALL CAP VALUE FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: Why is the reorganization being proposed?

The reorganization is being proposed primarily because the AZL Columbia Small Cap Value Fund (the “Acquired Fund”) has experienced persistent relative underperformance in recent years. Although past performance is no guarantee of future results, the AZL Federated Clover Small Value Fund (the “Acquiring Fund”) has exhibited relatively better long-term investment performance. Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund’s shareholders and recommends that you vote FOR the reorganization.

Q: Will the expenses of the Fund in which I participate increase as a result of the reorganization?

No. The contractual management fees paid by the Acquiring Fund (0.75%) are lower than the contractual management fees paid by the Acquired Fund (0.90%). The total expense ratio for the Acquiring Fund (1.10%) also is lower than the total expense ratio of the Acquired Fund (1.25%). Therefore, the expenses of the Acquired Fund are expected to decrease as a result of the reorganization.

Q: Who is paying the costs of the shareholder meeting and this proxy solicitation?

Costs related to this proxy solicitation will be paid by the Acquired Fund. All other costs related to the shareholder meeting and merger will be borne evenly between the Acquired Fund and Allianz Investment Management LLC, the Fund’s investment manager.

Q: Will I incur taxes as a result of the reorganization?
No. For federal income tax purposes, the reorganization is not expected to be a taxable event for contract owners.
Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: If approved, when will the reorganization happen?
If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: Is there anything I need to do to convert my shares?

No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life insurance contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: How does the Board recommend that I vote?
After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: How and when do I vote?
You can vote in one of four ways:
- By mail with the enclosed voting instruction form
- By telephone
- By web site
- In person at the meeting
Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: Whom should I call if I have questions?
If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-624-0197.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

5701 Golden Hills Drive

Minneapolis, Minnesota 55416-1297

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 13, 2013

AZL® Columbia Small Cap Value Fund

A special meeting of the shareholders of the AZL Columbia Small Cap Value Fund (the “Acquired Fund”) will be held at 10:00 a.m. Central Time on November 13, 2013, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the Acquired Fund will consider the following proposals:

-
To approve an Agreement and Plan of Reorganization (the “Plan”) between the Acquired Fund and the AZL Federated Clover Small Value Fund (the “Acquiring Fund”), both series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities; and

-	Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells shares to certain accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”) and to certain funds-of-funds managed by Allianz Investment Management LLC. The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts (“Contracts”) issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of the Contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to contract owners whose Contracts were funded by shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on August 23, 2013, are entitled to vote at the meeting.

By Order of the Board of Trustees

Michael J. Radmer
Secretary
September 6, 2013

YOU CAN VOTE QUICKLY AND EASILY.

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

PROXY STATEMENT/PROSPECTUS — SEPTEMBER 6, 2013

Acquired Fund	Acquiring Fund
AZL® Columbia Small Cap Value Fund (“Columbia Fund”)	AZL® Federated Clover Small Value Fund (“Federated Fund”)

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which the outstanding shares of the Columbia Fund, which serves as a funding vehicle for your variable annuity or variable life insurance contract, would be exchanged for shares of the Federated Fund. Both the Acquiring Fund and the Acquired Fund (each a “Fund” and together the “Funds”) are series of the Allianz Variable Insurance Products Trust (the “Trust”). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 1-800-624-0197.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC’s Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A copy of the April 29, 2013 prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund’s policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about September 6, 2013.

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

WHERE TO GET MORE INFORMATION

Fund Reports:	The Acquiring Fund:	The Acquired Fund:
Prospectus dated April 29, 2013	Accompanying and incorporated by reference into this proxy statement/prospectus	Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll-free 1-800-624-0197 or write to the address given below this table.
Annual report for the period ended December 31, 2012.	For a copy at no charge, call toll-free 1-800-624-0197 or write to the address given below this table.
This Proxy Statement/Prospectus:
Statement of Additional Information dated the same date as this proxy statement/prospectus. This document contains information about both the Acquired Fund and the Acquiring Fund.
Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN  55416.

To ask questions about this proxy statement/prospectus.	Call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
Address:  Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN  55416-1297

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells shares to separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity or variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the “Contracts”). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts (“Contract Owners”) allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting, and will vote shares as to which they have received no instructions for or against the proposal in the same proportion as the shares for which they receive instructions.

The Funds are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder’s holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

HOW THE REORGANIZATION WILL WORK

The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account.

FUND INVESTMENT OBJECTIVES

The investment objective of the Acquired Fund is to seek long-term capital appreciation; the investment objective of the Acquiring Fund is to seek capital appreciation.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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TABLE OF CONTENTS

SECTION A -- PROPOSAL	4
PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization	4
SUMMARY	4
How the Reorganization Will Work	4
Comparison of the Acquired Fund and the Acquiring Fund	4
Comparison of Investment Objectives	4
Comparison of Investment Strategies	4
Comparison of Investment Policies	6
Risk Factors	6
Fees & Expenses	9
Performance	10
Tax Consequences	11
THE REORGANIZATION	12
Terms of the Reorganization	12
Conditions to Closing the Reorganization	12
Termination of the Plan	12
Tax Status of the Reorganization	13
Certain Tax Consequences	14
Reasons for the Proposed Reorganization and Board Deliberations	14
Board’s Determinations	16
Recommendation and Vote Required	16
SECTION B — Proxy Voting and Shareholder Meeting Information	17
SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information	19
Financial Highlights	20
EXHIBIT A —AGREEMENT AND PLAN OF REORGANIZATION	A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for the proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK

The Columbia Fund (the “Acquired Fund”) will transfer all of its assets to the Federated Fund (the “Acquiring Fund”). The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.

As part of the Reorganization, systematic transactions (such as the automatic investment plan, dollar-cost average program, or flexible rebalancing program) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.

Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.

After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Acquired Fund and the Acquiring Fund:

•	Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.

•	Have Allianz Investment Management LLC (the “Manager”) as their investment adviser.

•	Have the same policies for buying and selling shares and the same exchange rights.

•	Have the same distribution policies.

•	Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES

The investment objective of the Acquired Fund is to seek long-term capital appreciation; the investment objective of the Acquiring Fund is to seek capital appreciation.

COMPARISON OF INVESTMENT STRATEGIES

The Acquired Fund normally invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase (between $29 million and $3.3 billion as of May 31, 2012) that the Fund’s subadviser believes are undervalued. The Fund may invest up to 20% of total assets in foreign securities. The Acquired Fund’s subadviser is Columbia Management Investment Advisers, LLC.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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The Acquiring Fund normally invests at least 80% of its net assets in investments of small capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company’s outstanding stock) at the time of purchase included in the Russell 2000 Index. The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of U.S. companies with small market capitalizations that the subadviser believes are undervalued relative to the market or their historic valuations. The Acquiring Fund’s subadviser is Federated Global Investment Management Corp., operating primarily through its Federated Clover Investment Advisors division.

Both Funds may invest, for temporary defensive purposes or when cash is temporarily available, in investment grade, short term debt instruments, including government, corporate, and money market securities. Each Fund may engage in frequent trading in order to achieve its investment objectives.

The Manager recommended the Reorganization of the Acquired Fund because the Acquired Fund has experienced persistent relative underperformance in recent years. The Manager recommended the Federated Fund as the Acquiring Fund, because it has a similar investment objective and similar principal investment strategies and, although past performance is no guarantee of future results, has exhibited relatively better long-term investment performance, as compared with the Acquired Fund. In addition, the expense ratios of the Acquiring Fund following the Reorganization are expected to be lower than the expense ratios of the Acquired Fund before the Reorganization.

The principal investment strategies for the Funds are set forth below:

Columbia Fund (Acquired Fund)

Under normal circumstances, the Acquired Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase (between $29 million and $3.3 billion as of May 31, 2012) that the Fund’s subadviser believes are undervalued. The Fund may invest up to 20% of total assets in foreign securities.

The Fund’s subadviser combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. The Fund’s subadviser considers, among other factors:

•	Businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.
•
Various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Fund’s subadviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•	A company’s current operating margins relative to its historic range and future potential.
•
Potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The Fund’s subadviser may sell a security when the security’s price reaches a target set by the subadviser, if the subadviser believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive, or for other reasons.

Federated Clover Small Value Fund (Acquiring Fund):

The Acquiring Fund primarily invests in common stocks and other equity securities of U.S. companies with small market capitalizations. The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of U.S. companies with small market capitalizations that the subadviser believes are undervalued relative to the market or their historic valuations.

Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in investments of small capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company’s outstanding stock) at the time of purchase included in the Russell 2000 Index.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the subadviser will seek to identify companies whose stock is out-of-favor with investors. In searching for undervalued companies in which to invest, the subadviser seeks companies with the fundamental strength to capitalize on change agents, such as internal changes (e.g., management changes, restructuring or merger and acquisition activity or sales mix shifts), external changes (e.g., regulatory changes, marketplace shifts or technological advances) or companies with deep seated advantages (e.g., captive customers, pricing power, patents or strong brand names) that are undergoing short-term challenges. The subadviser generally will consider selling a security when its price target for the security has been achieved, its investment thesis has been invalidated or if it finds a more compelling investment alternative.

Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities which may include common stocks, preferred stocks which are convertible into common stock, and American Depositary  Receipts (ADRs) and other domestically traded securities of foreign issuers which may constitute up to 20% of the Fund’s assets.

The Fund may also invest in debt securities convertible into common stocks, may invest up to 5% of its net assets in warrants and rights to purchase common stocks and up to 20% of its net assets in equity interests issued by real estate investment trusts (REITs). The Fund also may invest in money market funds, exchange-traded funds and repurchase agreements.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). The Fund also may use derivative contracts in an attempt to obtain premiums from the sale of derivative contract, realize gains from trading a derivative contract, and hedge against potential losses.

COMPARISON OF INVESTMENT POLICIES

If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

RISK FACTORS

The principal risks of investing in the Funds are shown in the table below. A description of each principal risk follows the table. Depending upon its assessment of changing market conditions, a Fund’s subadviser at any time may change the Fund’s emphasis on particular investments or asset classes, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains additional information on the Acquiring Fund’s permitted investments and investment restrictions.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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Risk	Columbia Fund (Acquired Fund)	Federated Clover Small Value Fund (Acquiring Fund)
Market Risk	X	X
Issuer Risk	X	X
Selection Risk	X	X
Value Stocks Risk	X	X
Capitalization Risk	X	X
Credit Risk		X
Liquidity Risk		X
Foreign Risk	X	X
Leveraging Risk		X
Industry Sector Risk	X	X
Derivatives Risk		X
ETF and Investment Company Risk		X
Technology Risk		X

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

Issuer Risk:  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Selection Risk:  The Funds are actively managed investment portfolios; the portfolio managers make investment decisions for the Funds’ assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

Value Stocks Risk:  The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.

Capitalization Risk:  Funds that invest significantly in small or mid-capitalization companies may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid securities.

Foreign Risk:  Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Leveraging Risk:  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate, earmark, liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Industry Sector Risk:  At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Credit Risk:  Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund’s shares.

Derivatives Risk:  The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.

ETF and Investment Company Risk:  The Fund may invest in ETFs or shares of open-end or closed-end investment companies, including single country funds. Investing in another investment company exposes the Fund

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to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Technology Risk:  Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year. The Funds are offered only as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses. The fees and expenses below exclude the costs of the Reorganization. See “Reasons for the Proposed Reorganization and Board Deliberations” for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

The following table is based on fund assets as of December 31, 2012.

	Columbia Fund (Acquired Fund)	Federated Fund (Acquiring Fund)	Federated Fund – Pro Forma with Acquired Fund
Management Fee	0.90%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.10%	0.07%	0.07%
Acquired Fund Fees and Expenses(1)	---	0.03%	0.03%
Total Annual Fund Operating Expenses	1.25%	1.10%	1.10%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table. In this table A-2, and in this footnote, “Acquired Fund Fees and Expenses” refers to the fees and expenses incurred by a Fund indirectly as a result of investing in shares of other underlying funds.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. For each Fund, the example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. This example also shows pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Columbia Fund (Acquired Fund)	$127	$397	$686	$1,511
Federated Fund (Acquiring Fund)	$112	$350	$606	$1,340
Federated Fund – Pro Forma with Acquired Fund	$112	$350	$606	$1,340

Portfolio Turnover

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2012, the Acquired Fund’s portfolio turnover rate was 58% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

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PERFORMANCE

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Columbia Fund (Acquired Fund)

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q3, 2009)	20.52%
Lowest (Q4, 2008)	-23.24%
Average Annual Total Returns

	One Year Ended December 31, 2012	Five Years Ended December 31, 2012	Since Inception (5/3/2004)
AZL® Columbia Small Cap Value Fund	11.13%	2.14%	4.43%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	18.05%	3.55%	6.03%

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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Federated Fund (Acquiring Fund)

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q3, 2009)	24.52%
Lowest (Q4, 2008)	-28.55%
Average Annual Total Returns

	One Year Ended December 31, 2012	Five Years Ended December 31, 2012	Since Inception (5/1/2003)
AZL® Federated Clover Small Value Fund	14.32%	3.86%	8.78%
Russell 2000® Value Index (reflects no deduction for fees, expenses and taxes)	18.05%	3.55%	9.41%

TABLE A-1

Average Annual Total Returns as of December 31, 2012
Fund (Inception Date)	Last 1 year	Last 2 years	Last 3 years	Since Inception
Columbia Fund (5/3/2004)	11.13%	2.09%	9.49%	4.43%
Federated Fund (5/1/2003)	14.32%	4.81%	11.77%	8.78%

TAX CONSEQUENCES

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners who have a portion of their Contract allocated to a Fund, regardless of the tax status of the Reorganization, and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.

As a condition to the closing of the Reorganization, the Funds will receive an opinion from Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

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Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders (i.e., the separate accounts of Allianz Life and Allianz Life of NY) as a result of the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:

The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Funds.

The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund’s liabilities.

The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.

Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.

The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.

After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Plan, including:

•
The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund’s taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.

•	The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
•	An effective registration statement on Form N-14 will be on file with the SEC.
•	The Contract Owners of the Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the Plan.
•
The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for federal income tax purposes for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.

TERMINATION OF THE PLAN

The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

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TAX STATUS OF THE REORGANIZATION

The exchange of the Acquired Fund’s assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Fund and the liquidation of the Acquired Fund, are intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the aforementioned transaction, the Acquired Fund and the Acquiring Fund will receive an opinion of Ropes & Gray LLP substantially to the effect that on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, as further described below, for federal income tax purposes:

a)
The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code;

b)
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

c)
Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund's tax basis immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;

d)
Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets it receives from the Acquired Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (e) below, will include the periods during which such assets were treated for federal income tax purposes as being held by the Acquired Fund;

e)
Under Section 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

f)	Under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares;

g)
Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund shares an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

h)
Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund shares received in the Reorganization will be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

i)
The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and of the Acquiring Fund and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.

Although it is not expected to affect Contract Owners, each Fund participating in the Reorganization may, as a result of the Reorganization, lose the benefit of certain tax losses that could have been used to offset or defer future gains

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of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization.

CERTAIN TAX CONSEQUENCES

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners who have a portion of their Contract allocated to a Fund, regardless of the tax status of the Reorganization and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a dividend to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of such Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.

A portion of the securities held by the Acquired Fund may be disposed of in connection with the Reorganization. This could result in additional portfolio transaction costs to the Acquired Fund and increased distributions to the shareholders (the separate accounts and certain funds-of-funds managed by Allianz Investment Management LLC) of one or both Funds.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Fund based on its consideration of the following matters:

Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

Tax Consequences. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section “Tax Status of the Reorganization,” above.

Continuity of Investment. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Fund and the Acquiring Fund. The Board considered the fact that the Acquired Fund and the Acquiring Fund have similar investment objectives and, except as described in this proxy statement, investment strategies and policies that are similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.

Expense Ratios. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund was lower than the total operating expense ratio for the Acquired Fund as of the end of the most recent fiscal year. The contractual management fee for the Acquiring Fund (0.75%) is lower than the contractual management fee for the Acquired Fund (0.90%); both include no breakpoints. The Funds have the same Distribution (12b-1) Fees. The Board considered that, in sum, shareholders of the Acquired Fund may expect to incur lower overall expenses following the Reorganization. The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund’s total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets.

The Board noted that the Manager and the Acquired Fund have entered into a written agreement whereby the Manager has voluntarily reduced its management fee to 0.80% with respect to the Acquired Fund. The Board considered the fact that this reduction may be terminated at any time, and that the management fee paid, and the overall expenses incurred, by the Acquired Fund are higher than the Acquiring Fund even taking into account this voluntary reduction. The Board also noted that both Funds are subject to expense limitation agreements, which will remain in place through at least April 30, 2014, and limit operating expenses (excluding certain Fund expenses) to 1.35%. The Board also considered the fact that the costs related to this proxy solicitation will be paid by the Acquired Fund, and that all other costs related to the shareholder meeting and Reorganization will be borne evenly between the Acquired Fund and the Manager.

Economies of Scale. The Board considered the advantage of combining Funds with similar investment objectives. The Board believes that the combined Fund should have a better opportunity to take advantage of economies of scale and better prospects for growth than either Fund standing alone. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis may be reduced.

Costs. The Board noted that the costs related to printing and mailing this proxy solicitation to Contract Owners will be paid by the Acquired Fund, and that all other costs related to the shareholder meeting and Reorganization, including accounting, legal, and custodial expenses, will be borne evenly between the Acquired Fund and the Manager.

Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.

Performance and Other Factors. The Board considered the relative performance records of the Funds over the last 5 years. The Board noted that the Acquired Fund has experienced persistent underperformance in recent years in comparison both to its benchmark and to the Acquiring Fund. The Board was cognizant of the fact that an Acquiring Fund’s past performance is no guarantee of its future results, and of the fact that the Acquiring Fund’s performance prior to February 29, 2012, was the work of a prior subadviser (Franklin Advisory Services LLC); however, the Board recognized that the overall track record of the Acquiring Fund was consistent with the performance of its benchmark. The Board also considered the fact that the Funds have similar investment objectives and principal investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds.

Potential Effects on the Manager. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place.

Fund	Management Fee Retained After Payment of Subadvisory Fee(1)
Columbia Fund (Acquired Fund)	0.267%
Federated Fund (Acquiring Fund)	0.247%
Weighted Average Before Reorganization	0.254%
Federated Fund – Pro Forma with Acquired Fund	0.281%
(1)	Calculations are as of June 30, 2013, using monthly average assets under management for June 2013.

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Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager’s analysis that the performance of Acquired Fund in recent years has not been satisfactory. The Board recognized that, while the investment objective of the Funds is similar, there are some differences between the investment strategies employed by the Funds. However, the Board accepted the Manager’s analysis that the Federated Fund has an investment approach comparable to that of the Acquired Fund. In addition, the Board noted that the overall fund expenses of the Acquiring Fund are expected to be lower than the overall fund expenses of the Acquired Fund. The Board also accepted the Manager’s analysis that the shareholders of the Acquiring Fund would not be harmed by the Reorganization.

BOARD’S DETERMINATIONS

After considering the factors described above and other relevant information at an in-person meeting held on June 12, 2013, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of shareholders in the Acquired Fund and existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 12, 2013. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners’ interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of shareholders in the Acquiring Fund and existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Acquired Fund as the record date, August 23, 2013. At the record date, the Acquired Fund had 11,782,986.225 shares outstanding and a total net asset value of $157,302,866.10. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the shareholders of the Acquired Fund, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about November 15, 2013.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts and certain funds-of-funds managed by Allianz Investment Management LLC) will vote their shares of the Acquired Fund. You have the right to instruct Allianz Life and Allianz Life of NY (together, “Allianz”) on how to vote the shares of the Acquired Fund held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.

The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value allocated to the Acquired Fund, the Contract Owner is permitted to provide voting instructions with respect to one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates, including the affiliated funds-of-funds, hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of Contract Owners could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund’s shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416-1297, or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted “FOR” the proposal.

The Acquired Fund is responsible to pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, at the Acquired Fund’s expense, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

Dissenters’ Rights of Appraisal. There are no appraisal or dissenters’ rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

Other Matters. Management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

Adjournment. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Funds are responsible to pay the costs of any additional solicitation and of any adjourned meeting.

Householding. To reduce expenses, only one copy of the Notice of a Special Meeting of shareholders and this proxy statement/prospectus or the Trust’s annual report and semi-annual report, if available, may be mailed to households,

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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even if more than one person in a household is a shareholder. To request additional copies of the Notice of a Special Meeting of shareholders, this proxy statement/prospectus or the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household in the future, please contact the Trust at the above address or phone number.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

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SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

In this section reference to the “Fund” is a reference to the Acquiring Fund and the Acquired Fund.

This section contains the following information about the Funds:

Table             Content (all information is shown for the fiscal year ended December 31, 2012, unless noted otherwise)

C-1         Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2         Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2012, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. Actual and Pro Forma Capitalization of the Acquired Fund and the Acquiring Fund

Fund	Net Assets	Net Asset Value per Share	Shares Outstanding
Columbia Fund (Acquired Fund)(1)	138,142,100	11.02	12,538,874
Federated Fund (Acquiring Fund)	261,730,961	18.14	14,430,448
Adjustments	(93,000)(2)	--	(4,928,670)(3)
Federated Fund – Pro Forma with Acquired Fund	399,780,061	18.14	22,040,652
(1)
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date.

(2)	The adjustment to net assets represents the impact of the Acquired Fund bearing certain costs related to the reorganization.
(3)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund’s outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. Actual and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
Columbia Fund (Acquired Fund)	Allianz Life Variable Account B	51.80%	N/A
	Allianz Life Variable Account C	3.14%	N/A
	Allianz Variable Insurance Products Fund of Funds Trust	45.07%	N/A
Federated Fund (Acquiring Fund)	Allianz Life Variable Account B	79.69%	69.96%
	Allianz Life Variable Account C	3.54%	3.40%
	Allianz Variable Insurance Products Fund of Funds Trust	16.74%	26.63%

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

19

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquiring Fund for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report, as well as any subsequent semi-annual reports, are available without charge upon written request from the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-800-624-0197.

AZL Federated Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012		2011	2010	2009	2008

Net Asset Value, Beginning of Period	$15.96		$16.72	$13.27	$10.31	$16.47
Investment Activities:
Net Investment Income/(Loss)	0.15		0.11	0.09	0.15	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	2.13		(0.77)	3.48	3.01	(5.47)
Total from Investment Activities	2.28		(0.66)	3.57	3.16	(5.29)
Dividends to Shareholders From:
Net Investment Income	(0.10)		(0.10)	(0.12)	(0.20)	(0.17)
Net Realized Gains	—		—	—	—	(0.70)
Total Dividends	(0.10)		(0.10)	(0.12)	(0.20)	(0.87)
Net Asset Value, End of Period	$18.14		$15.96	$16.72	$13.27	$10.31
Total Return(a)	14.32%		(3.92)%	27.11%	30.61%	(33.73)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$261,731		$199,020	$234,305	$187,475	$181,941
Net Investment Income/(Loss)	0.96%		0.60%	0.59%	0.96%	1.00%
Expenses Before Reductions(b)	1.07%		1.09%	1.08%	1.12%	1.12%
Expenses Net of Reductions	0.99%		1.09%	1.08%	1.12%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.07%		1.09%	1.08%	1.12%	1.12%
Portfolio Turnover Rate	156%	(d)	15%	23%	10%	20%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under  which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)
Effective February 24, 2012, the Subadviser changed from Franklin Advisory Services, LLC to Federated Global Investment Management Corp.  Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

20

EXHIBIT A —AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of September ___, 2013, (the “Agreement”) is by and among the Allianz Variable Insurance Products Trust (the “VIP Trust” or the “Selling Trust”), a Delaware statutory trust, on behalf of its series, the AZL Columbia Small Cap Value Fund (the “Acquired Fund”), and the same statutory trust (in this role, the “Buying Trust”) on behalf of its series, the AZL Federated Clover Small Value Fund (the “Acquiring Fund”), and, solely for the purposes of Section 11 of the Agreement, Allianz Investment Management LLC (the “Manager”).

In consideration of their mutual promises, the parties agree as follows:

1.         Shareholder Approval. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (such transactions are referred to hereinafter as the “Reorganization”). The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund. Certain separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York  (“Allianz Life of NY”) that fund variable annuity and variable life insurance contracts (“Contracts”) are, directly or indirectly, the sole shareholders of the Acquired Fund and the Acquiring Fund.

2.     Reorganization.

a.   Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.

b.   Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the “Closing”) will occur on the first day on which the New York Stock Exchange (the “NYSE”) is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the “Effective Time”).

3.     Valuation.

a.   The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the “Valuation Date”) using the valuation procedures in the Acquired Fund’s prospectus.

b.   The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund’s prospectus.

c.   At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4.         Liquidation and Dissolution of the Acquired Fund.

a.   As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund’s shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.

b.   Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.

c.   Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder’s name.

d.   As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5.     Representations, Warranties, and Covenants of the Buying Trust. The Buying Trust represents and warrants to the Acquired Fund as follows:

a.     Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.

b.     Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.     Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the “Acquiring Fund Financial Statements”), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.

d.     Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.

e.     Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust’s Agreement and Declaration of Trust or By-Laws (the “Governing Documents”).

f.     No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.

g.     Liabilities. There are no liabilities of the Acquiring Fund other than:  (1) liabilities disclosed in the Acquiring Fund Financial Statements; (2) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; or (3) liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

h.     Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

i.     Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

j.     Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

k.     Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933 (the “1933 Act”) relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6.         Representations, Warranties and Covenants of the Selling Trust. The Selling Trust represents and warrants to the Acquiring Fund as follows:

a.     Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.

b.     Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.     Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the “Acquired Fund Financial Statements”), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.

d.     Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust’s Governing Documents.

e.     No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the “Governing Documents”) or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

f.     Liabilities. There are no liabilities of the Acquired Fund other than:  (1) liabilities disclosed in the Acquired Fund Financial Statements; (2) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; or (3) liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.

g.     Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.

h.     Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

i.     Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

j.     Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.

k.     Shareholders’ Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders’ meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders’ meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7.         Conditions to Obligations of the Buying Trust. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.         Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), whose interests in the Contracts are measured by reference to the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.         Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.     Regulatory Approvals.

(1)  The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.

(2)   All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

d.         Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.

e.   Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case computed without regard to any deduction for dividends paid and in each case for Acquired Fund’s taxable year ending on the Closing date and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8.         Conditions to Obligations of the Selling Trust. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.         Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), whose interests in the Contracts are measured by reference to the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.         Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.     Regulatory Approvals.

(1)   The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.

(2)   All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

d.         Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that (i) the Buying Trust is a statutory trust duly organized and validly existing under the

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.         Further Conditions to the Obligations of the Buying Trust and the Selling Trust. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Ropes & Gray LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, as further described below, for federal income tax purposes:

a.  The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.

b.  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund shares received in the Reorganization (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

c.   Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund's tax basis immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;

d.         Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets it receives from the Acquired Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (e) below, will include the periods during which such assets were treated for federal income tax purposes as being held by the Acquired Fund

e.  Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

f.     Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares;

g.  Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

h.  Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

i.     The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund, and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

10.         Amendment; Termination; Non-Survival of Covenants, Warranties and Representations.

a.     This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.

b.     At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

c.     The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.

d.     The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.

e.     This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2013, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.

f.     The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.         Expenses. All fees paid to governmental authorities for the registration or qualification of Acquiring Fund Shares and all transfer agency costs related to the shares of Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and to Contract Owners whose Contracts are funded by shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Manager.

12.         General.

a.     Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

b.     Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13.         Indemnification. Each party will indemnify and hold the other and its officers and trustees (each an “Indemnitee”) harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee’s position.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf of AZL Columbia Small Cap Value Fund

By /s/ Brian Muench

Brian Muench

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf of AZL Federated Clover Small Value Fund

By /s/ Brian Muench

Brian Muench

President

The undersigned is a party to this Agreement for purposes of Section 11 only.

ALLIANZ INVESTMENT MANAGEMENT LLC

By /s/ Brian Muench

Brian Muench

President

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ September 6, 2013

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of

AZL® Columbia Small Cap Value Fund

By and in Exchange for Shares of

AZL® Federated Clover Small Value Fund

EACH A “FUND” OF
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(THE “TRUST)
September 6, 2013

This Statement of Additional Information relates specifically to the reorganization of the AZL Columbia Small Cap Value Fund (the “Acquired Fund”) into the AZL Federated Clover Small Value Fund (the “Acquiring Fund”).  Pursuant to this reorganization the Acquiring Fund would acquire all of the assets of the Acquired Fund and Acquiring Fund shares would be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund.

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated September 6, 2013, relating to the matters referenced above may be obtained without charge by writing the Trust at 3-825, 5701 Golden Hills Drive, Minneapolis MN 55416, or by calling toll free 1-800-624-0197. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS PAGE

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND	2
FINANCIAL INFORMATION	2
PRO FORMA FINANCIAL STATEMENTS	3
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS	11

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

This Statement of Additional Information is accompanied by the following document, which contains additional information about the Acquiring Fund and the Acquired Fund and which is incorporated by reference herein:

Statement of Additional Information dated April 29, 2013, of Allianz Variable Insurance Products Trust (the “Trust”) in the form filed by the Trust with the Securities and Exchange Commission (the “SEC”) on April 23, 2013, pursuant to Rule 485 (Registration Nos. 333-83423 and 811-9491), EDGAR Accession Number 0001091439-13-000008.

FINANCIAL INFORMATION

Historical financial information regarding the Acquiring Fund and the Acquired Fund is included in the following documents, which accompany this Statement of Additional Information and which are incorporated by reference herein.

Acquiring Fund

The AZL® Federated Clover Small Value Fund’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 5, 2013, EDGAR Accession Number 0001193125-13-091140.

Acquired Fund

The AZL® Columbia Small Cap Value Fund’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 5, 2013, EDGAR Accession Number 0001193125-13-091140.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

 PRO FORMA FINANCIAL STATEMENTS

Set forth on the following pages are pro forma financial statements presented to show the effect of the proposed acquisition of the Acquired Fund by the corresponding Acquiring Fund as if such acquisition had taken place as of the close of business on December 31, 2012.

AZL Federated Clover Small Value Fund (Pro Forma)
Statement of Assets and Liabilities
As of December 31, 2012 (Unaudited)
	AZL Federated	AZL Columbia Small
	Clover Small Value	Cap Value	Pro Forma	Pro Forma
	Fund	Fund	Adjustments	Combined
Assets

Investment securities, at cost	$ 290,375,534	$ 130,020,095		$ 420,395,629
Investment securities, at value*	$ 297,594,250	$ 146,558,766		$ 444,153,016
Cash	1,898	5,490		7,388
Interest and dividends receivable	348,386	136,909		485,295
Foreign currency, at value (cost $5,289)	-	5,384		5,384
Receivable for capital shares issued	5,239	10,879		16,118
Receivable for expenses paid indirectly	27,009	1,255		28,264
Receivable for investments sold	953,803	423,190		1,376,993
Prepaid expenses	209	-		209
Total Assets	298,930,794	147,141,873	-	446,072,667

Liabilities

Payable for investments purchased	912,936	834,109		1,747,045
Payable for capital shares redeemed	171,592	57,010		228,602
Payable for collateral received on loaned securities	35,859,358	7,949,746		43,809,104
Manager fees payable	163,166	95,940		259,106
Administration fees payable	8,869	5,073		13,942
Distribution fees payable	54,388	28,658		83,046
Custodian fees payable	3,279	16,764		20,043
Administrative and compliance services fees payable	1,413	763		2,176
Reorganization fees payable	-	-	93,000(b)	93,000
Other accrued liabilities	24,832	11,710		36,542
Total Liabilities	37,199,833	8,999,773	93,000	46,292,606

Net Assets	$ 261,730,961	$ 138,142,100	(93,000)	$ 399,780,061

Net Assets Consist of:

Capital	$ 251,659,312	$ 115,622,198		$ 367,281,510
Accumulated net investment income/(loss)	2,163,709	1,635,839	(93,000)	3,706,548
Accumulated net realized gains/(losses) from investment transactions	689,224	4,345,297		5,034,521
Net unrealized appreciation/(depreciation) on investments	7,218,716	16,538,766		23,757,482
Net Assets	$ 261,730,961	$ 138,142,100	(93,000)	$ 399,780,061

Shares of beneficial interest	14,430,448	12,538,874	(4,928,670)	22,040,652

Net asset value (offering and redemption price per share)	$ 18.14	$ 11.02		$ 18.14

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

*Includes securities on loan of $35,603,549, $7,922,410, and $43,525,959 for the AZL Federated Clover Small Value Fund, AZL Columbia Small Cap Value Fund, and Proforma Combined, respectively

(a)The acquisition was accomplished by a tax-free exchange of 12,538,874 shares of the AZL Columbia Small Cap Value Fund valued at $138,142,100 for 7,610,204 shares of the AZL Federated Clover Small Value Fund.

(b)Costs of reorganization will be split evenly between the Manager and the Acquired Fund (with the exception of proxy costs which will be paid for solely by the Acquired Fund).

See Accompanying Pro Forma Notes to Combining Financial Statements

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

AZL Federated Clover Small Value Fund
Pro Forma
Statement of Operations
For the Year Ended December 31, 2012 (Unaudited)
	AZL Federated	AZL Columbia
	Clover Small Value	Small Cap Value	Pro Forma		Pro Forma
	Fund	Fund	Adjustments		Combined
Investment Income

Dividends	$ 4,267,576	$ 3,208,393			$ 7,475,969
Income from securities lending	128,472	117,490			245,962
Foreign withholding tax	(583)	(145)			(728)
Total Investment Income	4,395,465	3,325,738	-		7,721,203

Expenses

Manager fees	1,684,905	1,369,707	(228,285)	(a)	2,826,327
Administration fees	82,559	60,378			142,937
Distribution fees	561,635	380,474			942,109
Custodian fees	12,572	50,752	(23,412)	(a)	39,912
Administrative and compliance services fees	5,906	4,342			10,248
Trustee fees	12,729	9,956			22,685
Professional fees	15,587	10,597			26,184
Shareholder reports	25,922	11,159			37,081
Other expenses	6,235	4,666			10,901
Total expenses before reductions	2,408,050	1,902,031	(158,697)		4,058,384
Less expenses voluntarily waived/reimbursed by the Manager	-	(102,188)	102,188	(a)	-
Less expenses paid indirectly	(176,301)	(49,283)			(225,584)
Net expenses	2,231,749	1,750,560	(56,509)		3,832,800
Net Investment Income/(Loss)	2,163,716	1,575,178	56,509		3,888,403

Realized/Unrealized Gains/(Losses) on Investments

Net realized gains/(losses) on securities transactions	$ 49,092,905	$ 8,287,939			$ 57,380,844
Change in unrealized appreciation/depreciation on investments	(24,071,883)	7,230,075			(16,841,808)
Net Realized/Unrealized Gains/(Losses) on Investments	25,021,022	15,518,014	-		40,539,036

Change in Net Assets Resulting From Operations	$ 27,184,738	$ 17,093,192	$ 56,509		$ 44,427,439

(a) Based on contract in effect for the surviving fund.

See Accompanying Pro Forma Notes to Combining Financial Statements

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

AZL Federated Clover Small Value Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2012
(Unaudited)

1.      DESCRIPTION OF THE FUND:

The AZL Federated Clover Small Value Fund, (“Federated Clover Small Value Fund”) a series of the Allianz Variable Insurance Products Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the Federated Clover Small Value Fund without par value. Shares of the Federated Clover Small Value Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Federated Clover Small Value Fund. In addition, in the normal course of business, the Federated Clover Small Value Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Federated Clover Small Value Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Federated Clover Small Value Fund. However, based on experience, the Federated Clover Small Value Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Federated Clover Small Value Fund and the AZL Columbia Small Cap Value Fund (“Columbia Small Cap Value Fund”) Funds were combined for the twelve month period ended December 31, 2012. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the projected rates in effect for the Federated Clover Small Value Fund based upon the combined net assets of the corresponding Federated Clover Small Value Fund and the Columbia Small Cap Value Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2.      BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Columbia Small Cap Value Fund, a series of the Trust, by the Federated Clover Small Value Fund as if such acquisition had taken place as of January 1, 2012. Under the terms of the Plan of Reorganization, the combination of Federated Clover Small Value Fund and Columbia Small Cap Value Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Columbia Small Cap Value Fund in exchange for shares of Federated Clover Small Value Fund at the December 31, 2012 net asset value. The statement of assets and liabilities and the related statement of operation of Columbia Small Cap Value Fund and Federated Clover Small Value Fund have been combined as of and for the twelve month period ended December 31, 2012. Following the acquisition, the Federated Clover Small Value Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the Federated Clover Small Value Fund and the results of operations for pre-combination periods of the Federated Clover Small Value Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Federated Clover Small Value Fund and Columbia Small Cap Value Fund included in their respective annual report dated December 31, 2012.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Columbia Small Cap Value Fund by the Federated Clover Small Value Fund had taken place as of January 1, 2012.

3.      SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Security Valuation

The Federated Clover Small Value Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 6 below.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Federated Clover Small Value Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Federated Clover Small Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Income received by the Federated Clover Small Value Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Federated Clover Small Value Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Federated Clover Small Value Fund are charged directly to the Federated Clover Small Value Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust’s based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Federated Clover Small Value Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Federated Clover Small Value Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily.  Any collateral shortfalls are adjusted the next business day. The borrower of securities is at all times required to post collateral to the Federated Clover Small Value Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

daily.  Any collateral shortfalls are adjusted the next business day. The Federated Clover Small Value Fund bears all of the gains and losses on such investments. The Federated Clover Small Value Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Federated Clover Small Value Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Federated Clover Small Value Fund's Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $19 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities
Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the
Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $12,819 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Federated Clover Small Value Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Federated Clover Small Value Fund, excluding investment advisory fees. Any amounts received by the Federated Clover Small Value Fund, if applicable, are disclosed as ‘‘Expenses paid indirectly’’ on the Statement of Operations.

4.      MANAGER FEES:

The Manager provides investment advisory and management services for the Columbia Small Cap Value Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Columbia Small Cap Value Fund. Pursuant to a subadvisory agreement between the Manager and Columbia Management Investment Advisers, LLC (“CMIA”), CMIA provides investment advisory services as the Subadviser for the Columbia Small Cap Value Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Columbia Small Cap Value Fund. Expenses incurred by the Columbia Small Cap Value Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Columbia Small Cap Value Fund to limit the annual expenses excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Columbia Small Cap Value Fund’s business, based on the daily net assets of the Columbia Small Cap Value Fund, through April 30, 2014. The annual expense limit of the Columbia Small Cap Value Fund is 1.35%.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Columbia Small Cap Value Fund	0.90%	1.35%

*The Manager voluntarily reduced the management fee to 0.85% on the first $100 million of assets and 0.80% on net assets above $100 million.  Beginning January 1, 2013, the Manager expects to voluntarily reduce the management fee to 0.80% on all assets.  The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

The Manager provides investment advisory and management services for the Federated Clover Small Value Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Federated Clover Small Value Fund. Pursuant to a subadvisory agreement, effective February 24, 2012 between the Manager and Federated Global Investment Management Corp. (“Federated”), Federated provides investment advisory services as the Subadviser for the Federated Clover Small Value Fund subject to the general supervision of the Trustees and the Manager. Prior to February 24, 2012, the Fund was subadvised by Franklin Advisory Services, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Federated Clover Small Value Fund. Expenses incurred by the Federated Clover Small Value Fund for investment advisory and management services are reflected

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Federated Clover Small Value Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Federated Clover Small Value Fund, through April 30, 2014. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Federated Clover Small Value Fund	0.75%	1.35%

Costs of the reorganization, which are expected to be $164,000, will be split evenly between the Manager and the Acquired Fund (with the exception of proxy costs which will be paid for solely by the Acquired Fund).

5.      CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the Federated Clover Small Value Fund that would have been issued at December 31, 2012, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Columbia Small Cap Value Fund, as of December 31, 2012, divided by the net asset value per share of the shares of Federated Clover Small Value Fund as of December 31, 2012. The pro forma number of shares outstanding, for the combined fund consists of the following at December 31, 2012:
	AZL Federated Clover Small Value Fund	AZL Columbia Small Cap Value Fund	Adjustment	Pro Forma Combined

Net Assets	$261,730,961	$138,142,100	$ (93,000)(1)	$399,780,061
Total	$261,730,961	$138,142,100	$ (93,000)	$399,780,061

Net Asset Value Per Share	$18.14	$11.02		$18.14

Shares Outstanding	14,430,448	12,538,874	(4,928,670)(2)	22,040,652

(1) The adjustment to net assets represents the impact of the Acquired Fund bearing certain costs related to the reorganization.
(2) The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

6.      INVESTMENT VALUATION SUMMARY:

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:
•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the AZL Federated Clover Small Value Fund’s investments based upon three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks:
Construction and Engineering	$1,300,483	$217,277	$1,517,760
All Other Common Stocks+	388,239,582		388,239,582
Securities Held as Collateral for Securities on Loan	-	43,809,104	43,809,104
Unaffiliated Investment Company	10,586,570	-	10,586,570
Total Investment Securities	$400,126,635	$44,026,381	$444,153,016
+For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

7.      INVESTMENT RISKS

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8.      FEDERAL INCOME TAX INFORMATION:

It is the Federated Clover Small Value Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS

The Pro Forma Combined Schedules of Portfolio Investments on the following pages contain information about the securities holdings of the Pro Forma Combined Funds as of December 31, 2012. These holdings have changed and will continue to change over time due to normal portfolio turnover in response to changes in market conditions.  Accordingly, it is expected that some of the Acquired Fund’s holdings may be sold subsequent to the Reorganization.  It is also expected that any holdings of the Acquired Fund that are not compatible with the Acquiring Fund’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization and that the proceeds of these sales will be held in temporary investments or reinvested in assets that are consistent with the Acquiring Fund’s investment objective and policies.  The portion of the Acquired Fund’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by the Acquiring Fund’s subadviser of the compatibility of those holdings with the Acquiring Fund’s portfolio composition and investment objective and policies at the time of the Reorganization.  Sales of the Acquired Fund’s investments in connection with the Reorganization may occur at times and prices that are disadvantageous and could result in realizing gains, or losses, that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred at that time.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

AZL Federated Clover Small Value Fund
Pro Forma
Portfolio of Investments
As of December 31, 2012 (Unaudited)

	Pro Forma	AZL Federated Clover Small Value Fund		AZL Columbia Small Cap Value Fund+		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Common Stocks:	97.50%

Aerospace & Defense:	1.30%

AAR Corp.		$–	–	23,450	438,046	23,450	438,046
Curtiss-Wright Corp.		–	–	23,800	781,354	23,800	781,354
Kratos Defense & Security Solutions, Inc. *		73,525	369,831	–	–	73,525	369,831
Orbital Sciences Corp. *		161,800	2,227,986	–	–	161,800	2,227,986
Triumph Group, Inc.		20,550	1,341,915	–	–	20,550	1,341,915
			3,939,732		1,219,400		5,159,132

Auto Components:	1.30%

Cooper Tire & Rubber Co.		40,850	1,035,956	36,170	917,271	77,020	1,953,227
Dana Holding Corp.		–	–	58,842	918,524	58,842	918,524
Gentherm, Inc. *		–	–	30,533	406,089	30,533	406,089
Spartan Motors, Inc.		105,786	521,525	–	–	105,786	521,525
Tenneco, Inc. *		45,375	1,593,116	–	–	45,375	1,593,116
			3,150,597		2,241,884		5,392,481

Biotechnology:	0.40%

Alkermes plc *		80,175	1,484,841	–	–	80,175	1,484,841
Dynavax Technologies Corp. *		–	–	88,929	254,337	88,929	254,337
			1,484,841		254,337		1,739,178

Building Products:	0.90%

Universal Forest Products, Inc.		–	–	16,481	626,937	16,481	626,937
USG Corp. * ^		112,550	3,159,279	–	–	112,550	3,159,279
			3,159,279		626,937		3,786,216

Capital Markets:	0.60%

American Capital, Ltd. *		131,550	1,578,600	–	–	131,550	1,578,600
GFI Group, Inc.		–	–	100,298	324,966	100,298	324,966
INTL FCStone, Inc. *		–	–	29,726	517,529	29,726	517,529
			1,578,600		842,495		2,421,095

Chemicals:	2.70%

A. Schulman, Inc.		–	–	22,791	659,344	22,791	659,344
Chemtura Corp. *		–	–	50,507	1,073,779	50,507	1,073,779
Georgia Gulf Corp. ^		60,475	2,496,408	–	–	60,475	2,496,408
Huntsman Corp.		136,525	2,170,748	–	–	136,525	2,170,748
Intrepid Potash, Inc.		47,000	1,000,630	–	–	47,000	1,000,630
Minerals Technologies, Inc.		–	–	27,280	1,089,018	27,280	1,089,018
OM Group, Inc. *		–	–	62,153	1,379,796	62,153	1,379,796
Scotts Miracle-Gro Co. (The)		23,700	1,043,985	–	–	23,700	1,043,985
			6,711,771		4,201,937		10,913,708

Commercial Banks:	9.60%

Ameris Bancorp *		–	–	57,319	715,914	57,319	715,914

BancFirst Corp.		–	–	10,424	441,561	10,424	441,561

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Banner Corp.		–	–	11,420	350,937	11,420	350,937
Bryn Mawr Bank Corp.		–	–	31,461	700,636	31,461	700,636
Chemical Financial Corp.		–	–	37,910	900,742	37,910	900,742
City Holding Co. ^		40,225	1,401,841	–	–	40,225	1,401,841
Columbia Banking System, Inc.		–	–	33,730	605,116	33,730	605,116
Community Trust Bancorp, Inc.		–	–	21,120	692,314	21,120	692,314
East West Bancorp, Inc.		89,950	1,933,026	–	–	89,950	1,933,026
F.N.B. Corp.		128,025	1,359,626	–	–	128,025	1,359,626
First Citizens BancShares, Inc.		–	–	2,838	464,013	2,838	464,013
First Commonwealth Financial Corp.		274,875	1,874,648	110,310	752,314	385,185	2,626,962
First Financial Corp.		–	–	26,427	799,152	26,427	799,152
First Niagara Financial Group, Inc.		186,825	1,481,522	–	–	186,825	1,481,522
FirstMerit Corp.		136,275	1,933,742	67,260	954,419	203,535	2,888,161
Glacier Bancorp, Inc.		–	–	52,930	778,600	52,930	778,600
Hancock Holding Co.		81,250	2,578,875	35,842	1,137,625	117,092	3,716,500
Independent Bank Corp.		42,895	1,241,810	–	–	42,895	1,241,810
Investors Bancorp, Inc.		–	–	39,479	701,937	39,479	701,937
Merchants Bancshares, Inc.		–	–	21,882	585,781	21,882	585,781
Northrim BanCorp, Inc.		–	–	31,283	708,560	31,283	708,560
Old National Bancorp		209,275	2,484,095	–	–	209,275	2,484,095
Oriental Financial Group, Inc. ^		21,375	285,356	–	–	21,375	285,356
Susquehanna Bancshares, Inc.		375,250	3,932,619	–	–	375,250	3,932,619
Synovus Financial Corp.		917,850	2,248,733	–	–	917,850	2,248,733
Union First Market Bankshares Corp.		–	–	21,270	335,428	21,270	335,428
West Coast Bancorp		–	–	21,958	486,370	21,958	486,370
Wintrust Financial Corp.		59,850	2,196,495	27,244	999,855	87,094	3,196,350
			24,952,388		13,111,274		38,063,662

Commercial Services & Supplies:	1.40%

ABM Industries, Inc.		–	–	27,630	551,219	27,630	551,219
Acco Brands Corp. *		–	–	82,140	602,908	82,140	602,908
Avery Dennison Corp.		79,325	2,770,029	–	–	79,325	2,770,029
Consolidated Graphics, Inc. *		–	–	12,642	441,459	12,642	441,459
Ennis, Inc.		–	–	21,947	339,520	21,947	339,520
UniFirst Corp.		–	–	13,290	974,422	13,290	974,422
			2,770,029		2,909,528		5,679,557

Communications Equipment:	1.40%

Black Box Corp.		49,425	1,203,005	–	–	49,425	1,203,005
Emulex Corp. *		–	–	56,950	415,735	56,950	415,735
Finisar Corp. * ^		96,725	1,576,617	–	–	96,725	1,576,617
Symmetricom, Inc. *		96,499	556,799	74,495	429,836	170,994	986,635
ViaSat, Inc. * ^		32,050	1,246,745	–	–	32,050	1,246,745
			4,583,166		845,571		5,428,737

Computers & Peripherals:	0.40%

QLogic Corp. *		–	–	72,060	701,144	72,060	701,144
Quantum Corp. *		692,400	858,576	–	–	692,400	858,576
			858,576		701,144		1,559,720

Construction & Engineering:	1.40%

Aegion Corp. *		$94,500	2,096,955	–	–	94,500	2,096,955
Comfort Systems USA, Inc.		–	–	36,970	449,555	36,970	449,555
Foster Wheeler AG *		87,200	2,120,704	–	–	87,200	2,120,704
KHD Humboldt Wedag International AG		–	–	34,926	217,277	34,926	217,277

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Layne Christensen Co. *		–	–	15,763	382,568	15,763	382,568
Pike Electric Corp.		–	–	16,115	153,898	16,115	153,898
Sterling Construction Co., Inc. *		–	–	31,636	314,462	31,636	314,462
			4,217,659		1,517,760		5,735,419

Consumer Finance:	0.20%

Cash America International, Inc.		–	–	18,299	725,921	18,299	725,921
			–		725,921		725,921

Containers & Packaging:	0.40%

Greif, Inc. ^		–	–	6,600	320,034	6,600	320,034
Greif, Inc.		–	–	28,290	1,258,905	28,290	1,258,905
			–		1,578,939		1,578,939

Diversified Consumer Services:	0.30%

Lincoln Educational Services Corp.		–	–	57,178	319,625	57,178	319,625
Service Corp. International		32,525	449,170	–	–	32,525	449,170
Universal Technical Institute, Inc.		–	–	29,170	292,867	29,170	292,867
			449,170		612,492		1,061,662

Diversified Financial Services:	0.80%

PHH Corp. * ^		125,100	2,846,025	–	–	125,100	2,846,025
PICO Holdings, Inc. *		–	–	16,665	337,800	16,665	337,800
			2,846,025		337,800		3,183,825

Diversified Telecommunication Services:	0.30%

Cbeyond, Inc. *		–	–	56,667	512,269	56,667	512,269
Lumos Networks Corp.		–	–	26,733	267,865	26,733	267,865
Neutral Tandem, Inc.		–	–	77,701	199,692	77,701	199,692
Warwick Valley Telephone Co.		–	–	33,239	344,024	33,239	344,024
			–		1,323,850		1,323,850

Electric Utilities:	3.60%

ALLETE, Inc.		–	–	25,658	1,051,465	25,658	1,051,465
Cleco Corp.		63,800	2,552,638	–	–	63,800	2,552,638
El Paso Electric Co.		46,025	1,468,658	–	–	46,025	1,468,658
IDACORP, Inc.		107,050	4,640,617	25,740	1,115,829	132,790	5,756,446
MGE Energy, Inc.		–	–	17,540	893,663	17,540	893,663
Portland General Electric Co.		59,650	1,632,024	39,376	1,077,327	99,026	2,709,351
			10,293,937		4,138,284		14,432,221

Electrical Equipment:	2.40%

Belden CDT, Inc.		–	–	21,068	947,849	21,068	947,849
Brady Corp.		–	–	29,060	970,604	29,060	970,604
EnerSys *		–	–	22,692	853,900	22,692	853,900
General Cable Corp. *		59,575	1,811,676	–	–	59,575	1,811,676
GrafTech International, Ltd. * ^		191,800	1,801,002	74,228	697,001	266,028	2,498,003
Powell Industries, Inc. *		–	–	12,030	499,606	12,030	499,606
Regal-Beloit Corp.		30,425	2,144,049	–	–	30,425	2,144,049
			5,756,727		3,968,960		9,725,687

Electronic Equipment, Instruments & Components:	2.10%

Anixter International, Inc.		31,150	1,992,976	–	–	31,150	1,992,976
CTS Corp.		$60,517	643,296	–	–	60,517	643,296
Electro Scientific Industries, Inc.		–	–	35,545	353,673	35,545	353,673

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

GSI Group, Inc. *		–	–	36,950	319,987	36,950	319,987
Insight Enterprises, Inc. *		51,775	899,332	–	–	51,775	899,332
Littlelfuse, Inc.		–	–	14,196	876,035	14,196	876,035

MTS Systems Corp.		–	–	13,172	670,850	13,172	670,850
Multi-Fineline Electronix, Inc. *		36,950	746,760	–	–	36,950	746,760
Sanmina Corp. *		170,850	1,891,309	–	–	170,850	1,891,309
			6,173,673		2,220,545		8,394,218

Energy Equipment & Services:	2.70%

Dawson Geophysical Co. *		–	–	16,481	434,769	16,481	434,769
Gulf Island Fabrication, Inc.		–	–	14,706	353,385	14,706	353,385
Helix Energy Solutions Group, Inc. *		–	–	55,440	1,144,281	55,440	1,144,281
Hercules Offshore, Inc. *		494,025	3,053,075	–	–	494,025	3,053,075
Matrix Service Co. *		–	–	35,215	404,973	35,215	404,973
Newpark Resources, Inc. * ^		–	–	62,640	491,724	62,640	491,724
Pacific Drilling SA *		153,525	1,449,276	–	–	153,525	1,449,276
Patterson-UTI Energy, Inc. ^		–	–	46,330	863,127	46,330	863,127
RPC, Inc. ^		–	–	44,360	542,966	44,360	542,966
Tesco Corp. *		–	–	34,070	388,057	34,070	388,057
TETRA Technologies, Inc. *		–	–	55,924	424,463	55,924	424,463
TGC Industries, Inc.		–	–	51,925	425,266	51,925	425,266
Tidewater, Inc.		–	–	18,092	808,351	18,092	808,351
			4,502,351		6,281,362		10,783,713

Food & Staples Retailing:	0.90%

Andersons, Inc. (The)		–	–	12,459	534,491	12,459	534,491
Harris Teeter Supermarkets, Inc.		–	–	20,032	772,434	20,032	772,434
Pantry, Inc. (The) *		79,525	964,638	–	–	79,525	964,638
Spartan Stores, Inc.		59,550	914,688	29,075	446,592	88,625	1,361,280
			1,879,326		1,753,517		3,632,843

Food Products:	1.50%

Chiquita Brands International, Inc. *		–	–	47,030	387,998	47,030	387,998
Darling International, Inc. *		–	–	46,790	750,511	46,790	750,511
Fresh Del Monte Produce, Inc.		71,025	1,871,509	43,040	1,134,104	114,065	3,005,613
TreeHouse Foods, Inc. *		33,950	1,769,814	–	–	33,950	1,769,814
			3,641,323		2,272,613		5,913,936

Gas Utilities:	1.20%

Atmos Energy Corp.		76,850	2,698,972	–	–	76,850	2,698,972
Laclede Group, Inc. (The)		–	–	23,006	888,262	23,006	888,262
Southwest Gas Corp.		–	–	24,894	1,055,754	24,894	1,055,754
			2,698,972		1,944,016		4,642,988

Health Care Equipment & Supplies:	1.80%

Alere, Inc. *		37,425	692,363	–	–	37,425	692,363
AngioDynamics, Inc. *		–	–	39,879	438,270	39,879	438,270
CONMED Corp.		–	–	27,380	765,271	27,380	765,271
ICU Medical, Inc. *		–	–	13,371	814,695	13,371	814,695
Meridian Bioscience, Inc.		47,100	953,774	–	–	47,100	953,774
Merit Medical Systems, Inc. *		77,025	1,070,647	–	–	77,025	1,070,647
Orthofix International NV *		–	–	12,538	493,120	12,538	493,120
Quidel Corp. * ^		–	–	28,742	536,613	28,742	536,613
Tornier NV *		37,475	629,205	–	–	37,475	629,205

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Wright Medical Group, Inc. * ^		41,750	876,333	–	–	41,750	876,333
			4,222,322		3,047,969		7,270,291

Health Care Providers & Services:	1.70%

AmSurg Corp. *		$–	–	18,897	567,099	18,897	567,099
Centene Corp. *		–	–	17,150	703,150	17,150	703,150

Community Health Systems, Inc.		25,825	793,861	–	–	25,825	793,861
Magellan Health Services, Inc. *		13,325	652,925	16,520	809,480	29,845	1,462,405
Molina Healthcare, Inc. *		–	–	22,730	615,074	22,730	615,074
Triple-S Management Corp. *		–	–	21,670	400,245	21,670	400,245
Universal Health Services, Inc.		29,600	1,431,160	–	–	29,600	1,431,160
WellCare Health Plans, Inc. *		15,300	744,957	–	–	15,300	744,957
			3,622,903		3,095,048		6,717,951

Hotels, Restaurants & Leisure:	0.80%

Life Time Fitness, Inc. * ^		–	–	13,350	656,954	13,350	656,954
Red Robin Gourmet Burgers *		–	–	15,129	533,902	15,129	533,902
Vail Resorts, Inc.		27,875	1,507,759	–	–	27,875	1,507,759
WMS Industries, Inc. *		–	–	35,850	627,375	35,850	627,375
			1,507,759		1,818,231		3,325,990

Household Durables:	0.60%

Cavco Industries, Inc. *		–	–	9,284	464,014	9,284	464,014
La-Z-Boy, Inc.		145,475	2,058,471	–	–	145,475	2,058,471
			2,058,471		464,014		2,522,485

Insurance:	8.00%

Allied World Assurance Co. Holdings AG		–	–	10,070	793,516	10,070	793,516
Alterra Capital Holdings, Ltd.		117,725	3,318,668	–	–	117,725	3,318,668
American Equity Investment Life Holding Co.		137,100	1,673,991	34,420	420,268	171,520	2,094,259
American Safety Insurance Holdings, Ltd. *		–	–	35,052	663,184	35,052	663,184
Argo Group International Holdings, Ltd.		66,700	2,240,453	32,730	1,099,401	99,430	3,339,854
Baldwin & Lyons, Inc.		–	–	27,489	655,888	27,489	655,888
CNO Financial Group, Inc.		399,525	3,727,567	–	–	399,525	3,727,567
EMC Insurance Group, Inc.		–	–	25,603	611,400	25,603	611,400
Endurance Specialty Holdings, Ltd.		–	–	17,910	710,848	17,910	710,848
FBL Financial Group, Inc.		–	–	12,118	414,557	12,118	414,557
First American Financial Corp.		106,125	2,556,551	–	–	106,125	2,556,551
Hanover Insurance Group, Inc. (The)		61,400	2,378,636	19,955	773,056	81,355	3,151,692
Horace Mann Educators Corp.		–	–	35,551	709,598	35,551	709,598
Kemper Corp.		–	–	19,985	589,558	19,985	589,558
Maiden Holdings, Ltd.		172,025	1,580,910	–	–	172,025	1,580,910
National Financial Partners Corp. *		93,300	1,599,162	–	–	93,300	1,599,162
National Western Life Insurance Co.		–	–	2,882	454,607	2,882	454,607
Navigators Group, Inc. *		–	–	12,548	640,826	12,548	640,826
Platinum Underwriters Holdings, Ltd.		23,725	1,091,350	–	–	23,725	1,091,350
ProAssurance Corp.		28,000	1,181,320	–	–	28,000	1,181,320
Safety Insurance Group, Inc.		–	–	13,560	626,065	13,560	626,065
Symetra Financial Corp.		–	–	58,396	757,980	58,396	757,980
United Fire Group, Inc.		–	–	27,257	595,293	27,257	595,293
			21,348,608		10,516,045		31,864,653

Internet Software & Services:	0.80%

j2 Global, Inc. ^		51,325	1,569,519	28,307	865,628	79,632	2,435,147

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Monster Worldwide, Inc. * ^		–	–	63,440	356,533	63,440	356,533
ValueClick, Inc. *		–	–	29,780	578,030	29,780	578,030
			1,569,519		1,800,191		3,369,710

IT Services:	1.30%

Acxiom Corp. *		$–	–	53,986	942,595	53,986	942,595
CSG Systems International, Inc. *		44,100	801,738	–	–	44,100	801,738
Global Cash Access Holdings, Inc. *		–	–	48,414	379,566	48,414	379,566

MoneyGram International, Inc. *		–	–	41,438	550,711	41,438	550,711
SAIC, Inc.		153,425	1,736,771	–	–	153,425	1,736,771
TeleTech Holdings, Inc. *		–	–	33,280	592,384	33,280	592,384
			2,538,509		2,465,256		5,003,765

Leisure Equipment & Products:	0.30%

JAKKS Pacific, Inc. ^		86,950	1,088,614	–	–	86,950	1,088,614
			1,088,614		–		1,088,614

Machinery:	5.70%

Albany International Corp.		–	–	26,437	599,591	26,437	599,591
Altra Holdings, Inc.		94,525	2,084,276	21,361	471,010	115,886	2,555,286
Astec Industries, Inc.		–	–	17,866	595,474	17,866	595,474
Barnes Group, Inc.		81,225	1,824,314	–	–	81,225	1,824,314
Briggs & Stratton Corp. ^		95,950	2,022,626	34,682	731,097	130,632	2,753,723
CIRCOR International, Inc.		–	–	15,689	621,128	15,689	621,128
Dynamic Materials Corp.		–	–	17,813	247,601	17,813	247,601
EnPro Industries, Inc. *		–	–	14,611	597,590	14,611	597,590
FreightCar America, Inc.		–	–	16,346	366,477	16,346	366,477
Gardner Denver, Inc.		30,450	2,085,825	–	–	30,450	2,085,825
Gorman-Rupp Co. (The)		–	–	8,530	254,450	8,530	254,450
Harsco Corp.		–	–	23,844	560,334	23,844	560,334
ITT Corp.		–	–	33,280	780,748	33,280	780,748
Kadant, Inc. *		–	–	17,662	468,220	17,662	468,220
L.B. Foster Co.		–	–	15,220	661,157	15,220	661,157
Manitowoc Co., Inc. (The)		106,450	1,669,136	–	–	106,450	1,669,136
Mueller Industries, Inc.		–	–	16,266	813,787	16,266	813,787
Terex Corp. *		94,700	2,662,016	–	–	94,700	2,662,016
Titan International, Inc. ^		79,325	1,722,939	28,290	614,459	107,615	2,337,398
Twin Disc, Inc. ^		–	–	21,350	372,131	21,350	372,131
			14,071,132		8,755,254		22,826,386

Media:	2.90%

Cinemark Holdings, Inc.		53,100	1,379,538	–	–	53,100	1,379,538
Lions Gate Entertainment Corp. * ^		98,800	1,620,320	–	–	98,800	1,620,320
New York Times Co. (The) *		118,225	1,008,459	–	–	118,225	1,008,459
Pandora Media, Inc. * ^		211,750	1,943,865	–	–	211,750	1,943,865
World Wrestling Entertainment, Inc. ^		222,250	1,753,553	–	–	222,250	1,753,553
			7,705,735		–		7,705,735

Metals & Mining:	2.90%

Coeur d'Alene Mines Corp. *		–	–	37,083	912,242	37,083	912,242
Commercial Metals Co.		101,250	1,504,575	–	–	101,250	1,504,575
Globe Specialty Metals, Inc.		91,900	1,263,625	–	–	91,900	1,263,625
Hecla Mining Co.		254,700	1,484,901	–	–	254,700	1,484,901
Horsehead Holding Corp. *		109,075	1,113,656	–	–	109,075	1,113,656

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Olympic Steel, Inc.		–	–	25,882	573,027	25,882	573,027
Stillwater Mining Co. * ^		196,050	2,505,519	–	–	196,050	2,505,519
Walter Energy, Inc.		67,950	2,438,045	–	–	67,950	2,438,045
			10,310,321		1,485,269		11,795,590

Multiline Retail:	0.40%

Body Central Corp. *		141,200	1,406,352	–	–	141,200	1,406,352
			1,406,352		–		1,406,352

Oil, Gas & Consumable Fuels:	3.90%

Arch Coal, Inc. ^		$139,050	1,017,846	–	–	139,050	1,017,846

Bill Barrett Corp. *		–	–	33,440	594,898	33,440	594,898
Cloud Peak Energy, Inc.		–	–	42,490	821,332	42,490	821,332
Energy XXI (Bermuda), Ltd.		78,825	2,537,377	27,520	885,869	106,345	3,423,246
Gulfport Energy Corp. *		–	–	21,485	821,157	21,485	821,157
Kodiak Oil & Gas Corp. *		222,875	1,972,444	–	–	222,875	1,972,444
Rex Energy Corp. *		–	–	31,870	414,947	31,870	414,947
SandRidge Energy, Inc. * ^		299,975	1,904,841	–	–	299,975	1,904,841
SemGroup Corp. *		76,850	3,003,298	–	–	76,850	3,003,298
Stone Energy Corp. *		–	–	36,456	748,077	36,456	748,077
VAALCO Energy, Inc. *		–	–	71,456	618,094	71,456	618,094
Western Refining, Inc. ^		–	–	14,470	407,909	14,470	407,909
			10,435,806		5,312,283		15,748,089

Paper & Forest Products:	0.70%

Buckeye Technologies, Inc.		–	–	17,604	505,411	17,604	505,411
KapStone Paper & Packaging Corp.		83,025	1,842,325	–	–	83,025	1,842,325
Wausau Paper Corp.		–	–	54,001	467,649	54,001	467,649
			1,842,325		973,060		2,815,385

Personal Products:	0.10%

Inter Parfums, Inc.		–	–	22,938	446,373	22,938	446,373
			–		446,373		446,373

Pharmaceuticals:	1.60%

Endo Health Solutions, Inc. *		41,625	1,093,489	–	–	41,625	1,093,489
Impax Laboratories, Inc. *		–	–	33,740	691,333	33,740	691,333
Jazz Pharmaceuticals plc *		–	–	17,324	921,637	17,324	921,637
MAP Pharmaceuticals, Inc. * ^		53,500	840,485	–	–	53,500	840,485
Questcor Pharmaceuticals, Inc. ^		–	–	20,182	539,263	20,182	539,263
Supernus Pharmaceuticals, Inc. *		–	–	28,065	201,226	28,065	201,226
ViroPharma, Inc. *		54,550	1,241,558	38,690	880,584	93,240	2,122,142
			3,175,532		3,234,043		6,409,575

Professional Services:	0.80%

Dun & Bradstreet Corp. ^		31,875	2,506,969	–	–	31,875	2,506,969
Korn/Ferry International *		–	–	33,109	525,109	33,109	525,109
			2,506,969		525,109		3,032,078

Real Estate Investment Trusts (REITs):	8.90%

Associated Estates Realty Corp.		232,550	3,748,705	36,206	583,641	268,756	4,332,346
Campus Crest Communities, Inc.		–	–	38,610	473,359	38,610	473,359
Chesapeake Lodging Trust		–	–	50,965	1,064,149	50,965	1,064,149
Colonial Properties Trust		–	–	57,700	1,233,049	57,700	1,233,049
Cousins Properties, Inc.		–	–	111,101	927,693	111,101	927,693

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

First Potomac Realty Trust		96,875	1,197,375	–	–	96,875	1,197,375
Lexington Realty Trust ^		319,550	3,339,297	–	–	319,550	3,339,297
LTC Properties, Inc.		65,725	2,312,863	–	–	65,725	2,312,863
MFA Financial, Inc.		353,575	2,867,493	–	–	353,575	2,867,493
Mid-America Apartment Communities, Inc.		27,100	1,754,725	–	–	27,100	1,754,725
National Health Investors, Inc.		–	–	15,188	858,578	15,188	858,578
Newcastle Investment Corp.		201,150	1,745,982	–	–	201,150	1,745,982
PennyMac Mortgage Investment Trust		54,650	1,382,099	–	–	54,650	1,382,099
Piedmont Office Realty Trust, Inc.		–	–	53,830	971,631	53,830	971,631
Potlatch Corp.		46,525	1,823,315	26,117	1,023,525	72,642	2,846,840
Sabra Health Care REIT, Inc.		$–	–	30,290	657,899	30,290	657,899
Starwood Property Trust, Inc.		111,325	2,556,022	26,636	611,563	137,961	3,167,585

Sun Communities, Inc.		62,050	2,475,175	–	–	62,050	2,475,175
Sunstone Hotel Investors, Inc. *		–	–	99,819	1,069,061	99,819	1,069,061
Terreno Realty Corp.		–	–	45,327	699,849	45,327	699,849
			25,203,051		10,173,997		35,377,048

Road & Rail:	0.70%

Con-way, Inc.		48,025	1,336,056	–	–	48,025	1,336,056
Heartland Express, Inc.		–	–	45,762	598,109	45,762	598,109
Werner Enterprises, Inc.		–	–	38,476	833,775	38,476	833,775
			1,336,056		1,431,884		2,767,940

Semiconductors & Semiconductor Equipment:	4.50%

Advanced Energy Industries, Inc. *		74,600	1,030,226	–	–	74,600	1,030,226
ATMI, Inc. *		–	–	25,070	523,462	25,070	523,462
Brooks Automation, Inc.		130,300	1,048,915	–	–	130,300	1,048,915
Cabot Microelectronics Corp.		–	–	9,105	323,319	9,105	323,319
Cypress Semiconductor Corp.		–	–	55,000	596,200	55,000	596,200
Entegris, Inc. *		–	–	99,190	910,564	99,190	910,564
Fairchild Semiconductor International, Inc. *		129,475	1,864,440	–	–	129,475	1,864,440
First Solar, Inc. * ^		–	–	18,300	565,104	18,300	565,104
Integrated Device Technology, Inc. *		–	–	92,730	676,929	92,730	676,929
Intersil Corp.		170,150	1,410,544	–	–	170,150	1,410,544
MKS Instruments, Inc.		–	–	34,174	881,006	34,174	881,006
RF Micro Devices, Inc. *		496,600	2,224,767	–	–	496,600	2,224,767
Silicon Laboratories, Inc. *		–	–	21,240	888,044	21,240	888,044
Teradyne, Inc. *		–	–	41,960	708,704	41,960	708,704
Tessera Technologies, Inc.		106,575	1,749,962	40,509	665,158	147,084	2,415,120
TriQuint Semiconductor, Inc. *		368,475	1,783,419	–	–	368,475	1,783,419
			11,112,273		6,738,490		17,850,763

Software:	0.90%

Parametric Technology Corp. *		–	–	30,643	689,774	30,643	689,774
Progress Software Corp. *		–	–	34,050	714,709	34,050	714,709
Take-Two Interactive Software, Inc. *		97,025	1,068,245	–	–	97,025	1,068,245
Verint Systems, Inc. *		36,750	1,078,980	–	–	36,750	1,078,980
			2,147,225		1,404,483		3,551,708

Specialty Retail:	4.00%

Aaron's, Inc.		–	–	25,530	721,988	25,530	721,988
Aeropostale, Inc. *		140,600	1,829,206	–	–	140,600	1,829,206
bebe Stores, Inc.		140,775	561,692	–	–	140,775	561,692
Casual Male Retail Group, Inc. *		–	–	81,980	344,316	81,980	344,316

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

Finish Line, Inc. (The)		–	–	42,215	799,130	42,215	799,130
GameStop Corp. ^		–	–	30,205	757,843	30,205	757,843
Genesco, Inc. *		7,600	418,000	–	–	7,600	418,000
Haverty Furniture Co., Inc.		–	–	14,900	243,019	14,900	243,019
Hot Topic, Inc. ^		171,650	1,656,423	34,940	337,171	206,590	1,993,594
Men's Wearhouse, Inc. (The)		–	–	30,617	954,026	30,617	954,026
Monro Muffler Brake, Inc. ^		50,500	1,765,985	–	–	50,500	1,765,985
Pier 1 Imports, Inc.		–	–	38,360	767,200	38,360	767,200
RadioShack Corp. ^		144,650	306,658	–	–	144,650	306,658
Rent-A-Center, Inc.		57,350	1,970,546	40,611	1,395,395	97,961	3,365,941
Shoe Carnival, Inc.		–	–	24,952	511,266	24,952	511,266
Stage Store, Inc.		–	–	23,907	592,415	23,907	592,415
			8,508,510		7,423,769		15,932,279

Textiles, Apparel & Luxury Goods:	3.10%

Crocs, Inc. *		$255,000	3,669,449	45,960	661,364	300,960	4,330,813
Deckers Outdoor Corp. * ^		–	–	16,470	663,247	16,470	663,247
G-III Apparel Group, Ltd. *		–	–	17,170	587,729	17,170	587,729
Jones Group, Inc. (The)		145,525	1,609,507	–	–	145,525	1,609,507
K-Swiss, Inc. * ^		240,450	807,912	–	–	240,450	807,912
Steven Madden, Ltd. *		–	–	19,760	835,255	19,760	835,255
True Religion Apparel, Inc.		56,950	1,447,669	–	–	56,950	1,447,669
Vera Bradley, Inc. * ^		87,050	2,184,955	–	–	87,050	2,184,955
			9,719,492		2,747,595		12,467,087

Thrifts & Mortgage Finance:	3.20%

Bank Mutual Corp.		–	–	106,277	456,991	106,277	456,991
BankFinancial Corp.		–	–	58,724	435,732	58,724	435,732
BankUnited, Inc.		–	–	25,928	633,680	25,928	633,680
Beneficial Mutual Bancorp, Inc. *		–	–	90,980	864,310	90,980	864,310
Brookline Bancorp, Inc.		130,650	1,110,525	71,376	606,696	202,026	1,717,221
ESSA Bancorp, Inc.		–	–	37,197	405,075	37,197	405,075
Flushing Financial Corp.		127,175	1,950,865	–	–	127,175	1,950,865
Home Federal Bancorp, Inc.		–	–	48,839	607,069	48,839	607,069
Northfield Bancorp, Inc. ^		–	–	26,730	407,633	26,730	407,633
Northwest Bancshares, Inc.		104,350	1,266,809	–	–	104,350	1,266,809
Ocwen Financial Corp. *		50,575	1,749,389	–	–	50,575	1,749,389
Provident New York Bancorp		–	–	43,880	408,523	43,880	408,523
TrustCo Bank Corp.		–	–	45,840	242,035	45,840	242,035
United Financial Bancorp, Inc.		–	–	29,201	459,040	29,201	459,040
Washington Federal, Inc.		–	–	56,869	959,380	56,869	959,380
WSFS Financial Corp.		–	–	8,015	338,634	8,015	338,634
			6,077,588		6,824,798		12,902,386

Tobacco:	0.20%

Alliance One International, Inc. *		240,900	876,876	–	–	240,900	876,876
			876,876		–		876,876

Trading Companies & Distributors:	0.70%

Kaman Corp.		–	–	12,690	466,992	12,690	466,992
United Rentals, Inc. *		49,225	2,240,722	–	–	49,225	2,240,722
			2,240,722		466,992		2,707,714

Wireless Telecommunication Services:	0.20%

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013

	NTELOS Holdings Corp.		–	–		19,373		253,980	19,373	253,980
	Shenandoah Telecommunications Co.		–	–		28,859		441,831	28,859	441,831
				–				695,811		695,811

Total Common Stocks (Cost $366,322,339)				252,280,812				137,476,530		389,757,342

Securities Held as Collateral for Securities on Loan:		11.00%

	Allianz Variable Insurance Products Securities Lending Collateral Trust (a)		35,859,358	35,859,358		7,949,746		7,949,746	43,809,104	43,809,104

Total Securities Held as Collateral for Securities on Loan (Cost $43,809,104)				35,859,358				7,949,746		43,809,104

Unaffiliated Investment Company:		2.60%

	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (b)		9,454,080	9,454,080		1,132,490		1,132,490	10,586,570	10,586,570

Total Unaffiliated Investment Company (Cost $10,586,570)				9,454,080				1,132,490		10,586,570

Total Investment Securities (Cost $420,718,013)		111.10%		297,594,250				146,558,766		444,153,016

Net other assets (liabilities)	-11.10%		-35,863,289		-8,416,666		-44,372,955	(c)

Net Assets	100.00%		261,730,961		138,142,100		399,780,061

*	Non-income producing security.
^	This security or a partial position of the security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012 was $35,603,549 and $7,922,410, respectively.
+	As of December 31, 2012, all investments of the AZL Columbia Small Cap Value Fund will comply with the investment restrictions of the AZL Federated Clover Small Value Fund.
(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.
(b)	The rate represents the effective yield at December 31, 2012.
(c)	Includes $93,000 which represents the Acquired Fund’s portion of the reorganization costs.
See Accompanying Pro Forma Notes to Combining Financial Statements

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information September 6, 2013